Exhibit 99.1

RigNet

INVESTOR PRESENTATION
CHICAGO
13 JUNE, 2017
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FORWARD-LOOKING STATEMENTS
Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan” or other similar words. Forward-looking statements in this presentation include, without limitation, statements regarding projected revenue, Adjusted EBITDA and Unlevered Free Cash Flow (UFCF) for RigNet. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2016, which is incorporated by reference herein.
RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
All forward-looking statements are qualified in their entirety by this cautionary statement.
In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures.
These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.
Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.
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TODAY’S PRESENTER
Chip Schneider
SENIOR VP & CHIEF FINANCIAL OFFICER
Joined RigNet in December 2015
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RIGNET OVERVIEW
A recognized leader in integrated solutions for business
Providing customized systems and solutions serving customers with complex data networking and operational requirements
› Customized end-to-end networks
› Specialized solutions based on customer needs
› Multi-tenant business model
› Creator of security solutions to protect data and communications Serving approximately 1,100 customer sites in approximately 50 countries
Supporting mission-critical global solutions in the areas of:
› Voice
› Data
› Video
› Cyber Security
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BUSINESS DRIVERS
13,294
8,470
5,406
3,185
1,959
1,125
617
279
2010 2011 2012 2013 2014 2015 2016 2017
TOTAL MOBILE DATA TRAFFIC
(PETABYTES/MONTH)
18.7
16.3
14.2
11.1
9.6
6.6
4.7
4.2
4.0
3.9
3.6
2007 2009 2011 2013 2015 2017
AVG. US CONNECTION SPEED
(MBPS)
2,048
1,152
768
512
384
256
2009 2011 2012 2015 2016 2017
SEMISUBMERSIBLE RIGS
(KBPS)
Source: Akamai State of the Internet 1Q17 2015 Report;
Traffic Exploration – Ericson http://www.ericsson.com/TET/trafficView/loadBasicEditor.ericsson
COMPUTING ERA
NETWORK ERA
CONNECTED ERA
INTERCONNECTED ERA
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SOLUTIONS & OFFERINGS
MANAGED SERVICES
› End-to-end service, assuring maximum uptime, reliability and security
› Own and install communications infrastructure
› Satellite, fiber, microwave and cellular backhaul
› L, C, Ku and Ka band
› Live monitoring and technical support via global network operations team
APPLICATIONS
› Crew Welfare
› SCADA
› Asset Tracking (IoT)
› Security and Emergency Response
› Meteorological and Oceanographic
CYBERSECURITY
› Acquired Cyphre Security Solutions
› BlackTIE® encryption technology secures critical IoT data anytime, anywhere while protecting ‘data in transit’ and ‘data at rest’
› Advanced encryption for cloud-based data storage, sync, share, backup, and collaboration
PROJECTS
› System Integration
› EPC services for projects
› Video surveillance
› Paging and General Announcement
› Security
› Cabling
› Installation Support
Enhance Safety
Minimize Risk
Increase Efficiency & Productivity
Provide for Crew Welfare
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EXPERIENCE AND OPPORTUNITIES
EXISTING VERTICALS
ENERGY MARITIME AVIATION ENTERPRISE
OPPORTUNITIES
CHANNEL SALES MINING INDUSTRIAL UTILITIES GOVERNMENT & NGO
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SERVING THE ENERGY VALUE CHAIN

Whether a remote site, maritime vessel, energy facility or office location, RigNet provides solutions ranging from fully-managed voice and data networks to more advanced applications that include video conferencing, crew welfare, asset monitoring, real-time data services, system integration and on-site maintenance.


GAS
OIL
EXPLORATION | PRODUCTION
PROCESSING
TRANSPORTATION
DISTRIBUTION
TRANSPORTATION
REFINING
DISTRIBUTION

UPSTREAM

- High performance for voice, fax and data
- Rapid deployment
- Local presence-global footprint
- Proactive 24/7 network monitoring and technical support
- System Integration

MIDSTREAM

- Hosted video enabling connectivity over any IP network worldwide
- SCADA/M2M network delivers real-time data from manned and unmanned sites to enable informative and timely decision making
- System Integration

DOWNSTREAM

- System Integration
- On-Site Maintenance
- Managed Services

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RigNet

NEXT GENERATION DATA PROTECTION
CYPHRE PROVIDES PROTECTION FROM CYBER ATTACKS AND ENCOURAGES COLLABORATION
Flexible Deployment models include cloud, hosted, on-premises, suited and priced to meet IT requirements
Key Management Controls which offer the option to control your own keys or give Cyphre control
Black Key Encryption that provides an extra layer of hardware encryption
Technology leveraging a data protection appliance based on NXP Semiconductor’s QorIQ processor
Hardware-driven encryption protects enterprise data even if hackers access the server
Browser-based interface along with desktop and mobile applications offer an intuitive user experience that maximizes productivity and collaboration
Enterprise-class encrypted file sync and share capability enables secure cloud-based collaboration at the individual, group, and enterprise levels
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DIVERSE CUSTOMER BASE
NOBLE S Stena Drilling KCA Deutag SapuraKencana PETROLEUM NABORS INDUSTRIES LTD. ENSCO Songa Offshore pd Precision Drilling ROWAN COMPANIES, INC. R Seadrill OIL & GAS DRILLING COMPANIES
bp Chevron Statoil ConocoPhillips Total ExXonMobil REPSOL Apache CORPORATION OIL & GAS OPERATORS
HALLIBURTON WeatherfordTM BECHTEL Schlumberger OFFSHORE TECHNIP take it further OCEANEERING® Fugro BAKER HUGHES AkerSolutions NATIONAL OILWELL VARCO CONTRACTORS / SERVICE COMPANIES
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WORLDWIDE FOOTPRINT
RIGNET OFFICES / SERVICE CENTERS
RIGNET TELEPORT CAPACITY
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NEAR TERM OBJECTIVES
Business
› Increase ARPU through commercialization of over-the-top solutions and applications
› Diversify our business and add scale
› Drive operational improvements
Financial
› Maintain balance sheet flexibility
› Focus on cash generation
› Manage debt effectively
› Address further cost reductions through strategic sourcing, back-office automation and performance management
› Invest opportunistically
› Network enhancements
› Pursue targeted M&A prospects
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WELL-POSITIONED FOR SUCCESS
Multi-tenant Business Model serving drillers, operators and service providers
Multi-year Contracts with high customer retention and repeat business opportunities
Recognized Leader in Providing Service to businesses with mission critical communication requirements
Increasing Requirements for additional bandwidth, high capacity throughput and cyber security solutions
Worldwide Footprint serving the requirements of global and regional customers
Applications and Cyber Security Capabilities driving increased relevance to customers and opportunities to improve ARPU
Unlevered Free Cash Flow and Balance Sheet Flexibility
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RNET SHARE PERFORMANCE
$60.00 $55.00 $50.00 $45.00 $40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $10.00
12/15/2010 1/13/2012 2/11/2013 3/12/2014 4/11/2015 5/9/2016 6/8/2017
12/14/2010: IPO priced at $12 per share Source: FactSet, as of 06082017
7/5/2012: Announced Nessco acquisition; RNET stock price at $16.90 per share
8/1/2013: Announced acquisition of Inmarsat Energy Broadband assets and GX commercial distribution agreement; RNET stock price at $27.93 per share
8/20/2013: KKR announced agreement to acquire 27% of RigNet from Cubera; RNET stock price at $33.63 per share
12/29/2014: Announced acquisition of Munaicom; RNET stock price at $44.23 per share
11/4/2015: Announced acquisition of Orgtec S.A. de C.V. (TECNOR); RNET stock price at $31.16 per share
12/8/2015: Named Chip Schnieder as CFO; RNET stock price at $21.78 per share
5/31/2016: Named Steve Pickett as CEO; RNET stock price at $12.43 per share
5/22/2017: Announced acquisition of Cyphre Security Solutions; RNET stock price at $17.05 per share
1/7/2016: Announced change of executive leadership; RNET stock price at $17.81
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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES
Adjusted EBITDA
We define Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, stock-based compensation, merger/acquisition costs, executive departure costs, restructuring charges, and non-recurring items.
Unlevered Free Cash Flow
We define Unlevered Free Cash Flow as Adjusted EBITDA less capital expenditures. Unlevered Free Cash Flow should not be considered as an alternative to net income (loss), operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP.
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QUARTERLY FINANCIAL SUMMARY ($ millions)
62 53 48 1Q16 4Q16 1Q17 REVENUE
11 9 7 1Q16 4Q16 1Q17 ADJUSTED EBITDA
NET INCOME (LOSS) (1) (4) (2) 1Q16 4Q16 1Q17
6 6 4 1Q16 4Q16 1Q17 UNLEVERED FREE CASH FLOW
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ANNUAL FINANCIAL SUMMARY ($ millions)
162 221 330 271 220 2012 2013 2014 2015 2016 REVENUE
44 56 74 47 37 2012 2013 2014 2015 2016 ADJUSTED EBITDA
12 16 16 2012 2013 2014 2015 2016 NET INCOME (LOSS) (17) (11)
23 25 33 14 22 2012 2013 2014 2015 2016
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APPENDIX
QUARTERLY RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND UNLEVERED FREE CASHFLOW
($ thousands) 1Q16 4Q16 1Q17
NET INCOME (LOSS) (1,267) (3,726) (1,987)
INTEREST EXPENSE 668 668 619
DEPRECIATION AND AMORTIZATION 8,243 7,995 7,316
IMPAIRMENT OF GOODWILL, INTANGIBLES ASSETS AND PP&E 0 0 0
GAIN ON SALES OF PP&E , NET OF RETIREMENTS (16) 11 37
STOCK-BASED COMPENSATION 714 681 826
RESTRUCTURING COSTS (632) 579 0
CHANGE IN FAIR VALUE OF TECNOR EARN-OUT 0 0 0
EXECUTIVE DEPARTURE COSTS 1,884 0 0
ACQUISITION COSTS 170 0 0
INCOME TAX EXPENSE 902 3,149 414
ADJUSTED EBITDA (NON-GAAP MEASURE) 10,666 9,357 7,225
LESS: CAPITAL EXPENDITURES 4,905 3,686 3,160
UNLEVERED FREE CASH FLOW (NON-GAAP MEASURE) 5,761 5,671 4,065
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APPENDIX
ANNUAL RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND UNLEVERED FREE CASH FLOW
($ thousands) 2012 2013 2014 2015 2016
NET INCOME (LOSS) 12,021 16,544 15,983 (16,660) (11,297)
INTEREST EXPENSE 1,552 2,283 2,185 2,054 2,708
DEPRECIATION AND AMORTIZATION 17,534 21,049 29,462 32,471 33,556
IMPAIRMENT OF GOODWILL, INTANGIBLES, AND PP&E 0 0 2,719 14,262 397
FX IMPACT OF INTERCOMPANY FINANCING ACTIVITIES 0 0 856 0 0
(GAIN) LOSS ON SALES OF PP&E, NET OF RETIREMENTS (131) 66 (44) (41) (153)
STOCK BASED COMPENSATION 2,502 2,963 4,252 3,660 3,389
RESTRUCTURING COSTS 0 0 0 7,410 1,911
CHANGE IN FAIR VALUE OF TECNOR EARN-OUT 0 0 0 0 (1,279)
EXECUTIVE DEPARTURE COSTS 0 0 0 1,000 1,884
ACQUISITION / IPO COSTS 1,372 4,115 2,922 342 240
INCOME TAX EXPENSE 8,733 9,158 15,400 2,409 5,825
ADJUSTED EBITDA (NON-GAAP MEASURE) 43,583 56,178 73,735 46,907 37,181
LESS: CAPITAL EXPENDITURES 21,083 31,093 40,402 32,690 15,197
UNLEVERED FREE CASH FLOW (NON-GAAP MEASURE) 22,500 25,085 33,333 14,217 21,984
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THANKYOU
INVESTOR PRESENTATION 2017
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